Subsequent Event	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events
14. SUBSEQUENT EVENTS
Merger with Cibus Global LLC
On January 13, 2023, the Company and Cibus Global, LLC entered into a definitive merger agreement under which the Company and Cibus will merge in an all-stock
transaction. As a part of the proposed merger, beginning at the earlier of March 15, 2023 and the date the Company’s unrestricted cash balance first drops below $1,500,000, the Company can request, and Cibus has agreed to provide, an unsecured, interest-free revolving line of credit of up to $3,000,000 in cash, which amount may be increased to $4,000,000 under certain conditions.
In connection with the Transactions (as defined in Note 14), beginning at the earlier of March 15, 2023 and the date Calyxt’s unrestricted cash balance first drops below $1,500,000, Calyxt can request, and Cibus has agreed to provide, an unsecured, interest-free revolving line of credit of up to $3,000,000 in cash, which amount may be increased to $4,000,000 if Cibus elects to extend the outside date (as defined in the Merger Agreement) to June 30, 2023 (the Interim Funding.” Funds can be drawn by Calyxt in $500,000 increments and may only be used to fund operating expenses incurred in the ordinary course of business consistent with past practice and consistent with the negative covenants in the Merger Agreement. The full outstanding balance of the Interim Funding will be reduced to zero in connection with the closing of the Transactions, if consummated. The full outstanding balance of the Interim Funding will be forgiven by Cibus if the Merger Agreement is terminated for any reason other than certain under certain conditions, as detailed in the Merger Agreement. The Interim Funding is subject to acceleration in connection with certain bankruptcy events.
Modification of Stock Options
On March 1, 2023, the Company’s Board of Directors approved the modification of the award terms of all outstanding stock options that have
90-day
post-separation exercise periods from the current 90 days to five years from date of grant. These modifications may result in additional stock compensation expense that will be recognized immediately for vested awards or over the remaining service period for unvested awards as of that date.
Grant of Restricted Stock Units
On March 1, 2023, the Company’s Board of Directors authorized the grant of an aggregate of

3,487,503
RSUs. These awards will vest upon completion of the Transactions, and accordingly, the expense associated with these awards will be recognized over the period from the date of grant to the estimated closing date of the Transactions.
Performance Stock Units
On March 1, 2023, the Company’s Board of Directors determined the 2022 tranche of PSUs would vest at 100%.
Litigation and Claims
In the fourth quarter of 2022, the Company reached a settlement with one of its technology vendors regarding alleged intellectual property infringement. The Company received the final installment of $0.75 million in the first quarter of 2023.